                                                                   Exhibit 10.26

                         CONSENT UNDER LETTER OF CREDIT
                         ------------------------------
                           AND REIMBURSEMENT AGREEMENT
                           ---------------------------

     THIS CONSENT UNDER LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT (this "Consent") is entered into as of March 7, 2002, among MUTUAL FINANCE LTD., a company existing under the laws of Bermuda (the "Applicant"); MUTUAL INDEMNITY LTD., a company existing under the laws of Bermuda, MUTUAL INDEMNITY (U.S.) LTD., a company existing under the laws of Bermuda, MUTUAL INDEMNITY (BERMUDA) LTD., a company existing under the laws of Bermuda, MUTUAL INDEMNITY (DUBLIN) LIMITED, a company existing under the laws of the Republic of Ireland, and MUTUAL INDEMNITY (BARBADOS) LTD., a company existing under the laws of Barbados, (collectively, the "Co-Obligors" and individually, a "Co-Obligor"); MUTUAL RISK MANAGEMENT LTD., a company existing under the laws of Bermuda, MRM SERVICES LTD., a company existing under the laws of Bermuda, MSL (US) LTD., a Delaware corporation, and MRM SERVICES (BARBADOS) LTD., a company existing under the laws of Barbados (the "Guarantors" and, collectively with the Applicant and the Co-Obligors, the "Loan Parties"); the Lenders under the Letter of Credit and Reimbursement Agreement (hereinafter defined); and BANK OF AMERICA, N.A., a national banking association, in its capacity as the Administrative Agent for the Lenders under the Letter of Credit and Reimbursement Agreement (the "Administrative Agent").

     Reference is made to the Letter of Credit and Reimbursement Agreement dated as of July 11, 2001 (as amended, modified, supplemented, or restated from time to time, the "Letter of Credit and Reimbursement Agreement"), among the Loan Parties, the Administrative Agent, and the Lenders party thereto.

     Unless otherwise defined in this Consent, capitalized terms used herein shall have the meaning set forth in the Letter of Credit and Reimbursement Agreement. Unless otherwise indicated, all Section references herein are to Sections of the Letter of Credit and Reimbursement Agreement and all Paragraph references herein are to Paragraphs in this Consent.

                                 R E C I T A L S
                                 ---------------

     A. The Parent has advised the Administrative Agent and the Lenders that an Event of Default has occurred under Section 7.1(r) of the Letter of Credit and Reimbursement Agreement due to the failure of the Parent to observe and comply at December 31, 2001 and thereafter with Sections 6.1 and 6.2 of the Parent Credit Agreement.

     B. The Parent has advised the Lenders that one or more of its Wholly Owned Subsidiaries desires to sell all or substantially all of the capital stock or limited liability company interests (the "Sale") of Hemisphere Management Limited, a Bermuda company, Hemisphere Financial Services LLC, a Delaware limited liability company, Hemisphere Financial Group LLC, a Delaware limited liability company, and Hemisphere Management (Ireland) Limited, an Ireland company (collectively, "Hemisphere"), and the Loan Parties have requested that the Lenders consent that the Sale of Hemisphere shall not constitute an Event of Default under Section 7.1(o) of the Letter of Credit and Reimbursement Agreement. Notwithstanding the existence of, and without waiving, the Event of Default under Section 7.1(r) of the Letter of Credit and Reimbursement Agreement, the Lenders are willing to provide such consent subject to the terms, conditions, and representations set forth herein.

     NOW, THEREFORE, in consideration of these premises and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Paragraph 1. Consent. The Lenders hereby irrevocably consent to the Sale of
             -------
Hemisphere upon the 0ollowing terms and conditions:

     (a) The Sale of Hemisphere shall be consummated on or before June 30, 2002;

     (b) The Sale of Hemisphere will be consummated pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement"), in the form attached hereto as Exhibit A, without waiver or amendment of any of its terms and conditions that would be materially adverse to the Lenders, unless such waiver or amendment has been consented to by the Required Lenders in advance in writing; and

     (c) As a result of the Sale of Hemisphere, the Administrator shall not be released or discharged from any, and immediately after the Sale of Hemisphere shall ratify and confirm in writing all, of its obligations under the Loan Documents.

Paragraph 2. Conditions. This Consent shall be effective when (a) counterparts
             ----------
of this Consent are executed by the Applicant, each Co-Obligor, each Guarantor, and the Required Lenders and (b) a consent, in the form of Exhibit B attached hereto, is executed by XL Insurance Bermuda Ltd. and the other parties shown on the signature pages thereof, and a consent, in the form of Exhibit C attached hereto, is executed by the Required Lenders (as defined in the Parent Credit Agreement) and the other parties shown on the signature pages thereof.

Paragraph 3. Acknowledgment and Ratification. As a material inducement to the
             -------------------------------
Administrative Agent and the Lenders to execute and deliver this Consent, the Loan Parties, jointly and severally, (a) consent to this Consent and (b) agree and acknowledge that the execution, delivery, and performance of this Consent shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of the Loan Parties under the Loan Documents, which Loan Documents shall remain in full force and effect, and all Liens, guaranties, and rights thereunder are hereby ratified and confirmed. This Consent shall not constitute the waiver by Lenders of the Event of Default under Section 7.1(r) of the Letter of Credit and Reimbursement Agreement that has occurred and is continuing on the date hereof.

Paragraph 4. Representations. As a material inducement to the Administrative
             ---------------
Agent and the Lenders to execute and deliver this Consent, the Loan Parties, jointly and severally, represent, warrant and acknowledge to such parties (with the knowledge and intent that the Lenders and the Administrative Agent are relying upon the same in entering into this Consent) that, as of the date hereof and after giving effect to this Consent, (a) all representations and warranties made by each of the Loan Parties in the Loan Documents are true and correct in all material respects, except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions permitted by the Loan Documents; (b) an Event of Default exists after giving effect hereto, and neither the Administrative Agent nor any of the Lenders has waived or agreed to forbear from the exercise of any of their rights and remedies that are presently existing as a result of such Event of Default or any other Event of Default that may now exist or hereafter occur under the Letter of Credit and Reimbursement Agreement, all of which rights and remedies are hereby reserved by the Administrative Agent and the Lenders and may be exercised by the Administrative Agent and the Lenders at any time in their sole discretion, (c) this Consent has been duly authorized and approved by all necessary corporate action and requires the consent of no other Person; and (d) the copy of the Stock Purchase Agreement attached hereto is a true, correct and complete copy of the execution form thereof and includes all exhibits and schedules thereto. The breach by the Loan Parties of any of their representations and warranties set forth in this Paragraph 4 shall constitute an Event of Default but shall not negate the consent given in Paragraph 1.

Paragraph 5. Expenses. The Loan Parties, jointly and severally, agree to pay all
             --------
costs, fees, and expenses paid or incurred by the Administrative Agent and the Lenders incident to this Consent, including, without limitation, the reasonable fees and expenses of the Administrative Agent's and each Lender's counsel in connection with the negotiation, preparation, delivery, and execution of this Consent and any related documents.

Paragraph 6. Miscellaneous.
             -------------

     6.1 This Consent is a "Loan Document" referred to in the Letter of Credit and Reimbursement Agreement, and the provisions of Section 10 of the Letter of Credit and Reimbursement Agreement are incorporated herein by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate; (b) headings and captions shall not be construed in interpreting provisions; (c) this Consent shall be construed, and its performance enforced, under New York law; and (d) this Consent may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts shall be construed together to constitute the same document.

     6.2 The Loan Documents shall remain unchanged and in full force and effect, except as provided in this Consent, and are hereby ratified and confirmed. The execution, delivery, and effectiveness of this Consent shall not, except as expressly provided herein, operate as a waiver of any Default or Event of Default or of any rights of the Lenders under any Loan Document.

     6.3 The Parent will deliver to the Administrative Agent a copy of any proposed amendment or waiver to the Stock Purchase Agreement promptly after such amendment or waiver is proposed and will deliver true and correct copies of any supplements to or amendments of any of the Schedules to the Stock Purchase Agreement that are delivered pursuant to Section 11.15 of the Stock Purchase Agreement.

     6.4 The breach by any Loan Party of any of its covenants set forth herein shall constitute an Event of Default but shall not negate the consent given in Paragraph 1.

     6.5 The Lenders acknowledge that none of the Companies (as defined in the Stock Purchase Agreement) is an Applicant, Co-Obligor, or Guarantor of the Obligations under the Letter of Credit and Reimbursement Agreement.

Paragraph 7. ENTIRETIES. THIS CONSENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE
             ----------
PARTIES REGARDING THE SUBJECT MATTER OF THIS CONSENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Paragraph 8. Parties. This Consent binds and inures to the benefit of each of
             -------
the Loan Parties, the Administrative Agent, the Lenders, and their respective successors and permitted assigns. The Purchaser (as defined in the Stock Purchase Agreement) shall have no rights or obligations hereunder, except that the Purchaser may rely on the consent given in Paragraph 1 and the acknowledgment given in Paragraph 6.5.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGES FOLLOW.]

Signature Page to that certain Consent and Amendment to Letter of Credit and Reimbursement Agreement dated as of the date first stated above, among Mutual Finance Ltd., as Applicant; Mutual Indemnity Ltd., Mutual Indemnity (U.S.) Ltd., Mutual Indemnity (Bermuda) Ltd., Mutual Indemnity (Dublin) Limited, and Mutual Indemnity (Barbados) Ltd., as Co-Obligors; Mutual Risk Management Ltd., MRM Services Ltd., MSL (US) Ltd., and MRM Services (Barbados) Ltd., as Guarantors; Bank of America, N.A., as the Administrative Agent; and the Lenders.

MUTUAL FINANCE LTD., as Applicant


By:     /s/ Robert A. Mulderig
       ----------------------------------------------
       Name:    Robert A. Mulderig
                -------------------------------------
       Title:
                -------------------------------------


MUTUAL INDEMNITY LTD., as a Co-Obligor


By:     /s/ Robert A. Mulderig
       ----------------------------------------------
       Name:    Robert A. Mulderig
                -------------------------------------
       Title:
                -------------------------------------


MUTUAL INDEMNITY (U.S.) LTD., as a Co-Obligor


By:    /s/ Robert A. Mulderig
       ----------------------------------------------
       Name:    Robert A. Mulderig
                -------------------------------------
       Title:
                -------------------------------------


MUTUAL INDEMNITY (BERMUDA) LTD., as a Co-Obligor


By:     /s/ Robert A. Mulderig
       ----------------------------------------------
       Name:    Robert A. Mulderig
                -------------------------------------
       Title:
                -------------------------------------


SIGNED, SEALED AND DELIVERED BY MUTUAL INDEMNITY (DUBLIN)
LIMITED ACTING BY ITS LAWFUL ATTORNEY, as a Co-Obligor


By:     /s/ Robert A. Mulderig
       ----------------------------------------------
       Name:    Robert A. Mulderig
                -------------------------------------
       Title:
                -------------------------------------


MUTUAL INDEMNITY (BARBADOS) LTD., as a Co-Obligor


By:     /s/ Robert A. Mulderig
       ----------------------------------------------
       Name:    Robert A. Mulderig
                -------------------------------------
       Title:
                -------------------------------------


MUTUAL RISK MANAGEMENT LTD., as a Guarantor


By:    /s/ Robert A. Mulderig
       ----------------------------------------------
       Name:    Robert A. Mulderig
                -------------------------------------
       Title:
                -------------------------------------


MRM SERVICES LTD., as a Guarantor


By:     /s/ Robert A. Mulderig
       ----------------------------------------------
       Name:    Robert A. Mulderig
                -------------------------------------
       Title:
                -------------------------------------


MSL (US) LTD., as a Guarantor


By:     /s/ Richard E. O'Brien
       ----------------------------------------------
       Name:    Richard E. O'Brien
                -------------------------------------
       Title:
                -------------------------------------


MRM SERVICES (BARBADOS) LTD., as a Guarantor


By:    /s/ Robert A. Mulderig
       ----------------------------------------------
       Name:    Robert A. Mulderig
                -------------------------------------
       Title:
                -------------------------------------









  Signature Page to Consent Under Letter of Credit and Reimbursement Agreement

Signature Page to that certain Consent and Amendment to Letter of Credit and Reimbursement Agreement dated as of the date first stated above, among Mutual Finance Ltd., as Applicant; Mutual Indemnity Ltd., Mutual Indemnity (U.S.) Ltd., Mutual Indemnity (Bermuda) Ltd., Mutual Indemnity (Dublin) Limited, and Mutual Indemnity (Barbados) Ltd., as Co-Obligors; Mutual Risk Management Ltd., MRM Services Ltd., MSL (US) Ltd., and MRM Services (Barbados) Ltd., as Guarantors; Bank of America, N.A., as the Administrative Agent; and the Lenders.

BANK OF AMERICA, N.A., as the Administrative Agent and a Lender


By:         /s/ Bridget Garavalia
       ----------------------------------------------
       Name:    Bridget Garavalia
                -------------------------------------
       Title:   Managing Director
                -------------------------------------


FLEET NATIONAL BANK, as a Lender


By:         /s/ Donald R. Nicholson
       ----------------------------------------------
       Name:    Donald R. Nicholson
                -------------------------------------
       Title:   Senior Vice President
                -------------------------------------


THE BANK OF N.T. BUTTERFIELD & SON LIMITED, as a Lender


By:         /s/ Johnathan  Raynor
       ----------------------------------------------
       Name:    Johnathan Raynor
                -------------------------------------
       Title:   Vice President
                -------------------------------------


COMERICA BANK, as a Lender


By:         /s/ Martin G. Ellis
       ----------------------------------------------
       Name:    Martin G. Ellis
                -------------------------------------
       Title:   Vice President
                -------------------------------------


NATIONAL WESTMINSTER BANK PLC NEW YORK AND/OR NASSAU
BRANCH, as a Lender


By:         /s/ Peter Ballard
       ----------------------------------------------
       Name:    Peter Ballard
                -------------------------------------
       Title:   Head of MidCorporate Team Specialized Lending Services
                ------------------------------------------------------


FIRSTAR BANK, NATIONAL ASSOCIATION, as a Lender


By:         /s/ Caroline V. Krider
       ----------------------------------------------
       Name:    Caroline V. Krider
                -------------------------------------
       Title:   Vice President
                -------------------------------------









  Signature Page to Consent Under Letter of Credit and Reimbursement Agreement